SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2002

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip code)

(205) 944-1300

(Registrant’s telephone number, including area code)

SIGNATURE
INDEX TO EXHIBITS
PRESS RELEASE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as a part of this current report on Form 8-K.

ITEM 9.   REGULATION FD DISCLOSURE

     In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

     On July 18, 2002, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter and six months ended June 30, 2002. The press release is included in this report as exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION (Registrant)

	By:	/s/ D. Bryan Jordan

D. Bryan Jordan Executive Vice President and Comptroller

Date: July 18, 2002

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.

99.1	Press release dated July 18, 2002.